Exhibit 99.1

FOR IMMEDIATE RELEASE                                 February 21, 2014
Media Contact: Joseph Barrios, (520) 884-3725
Financial Analyst Contact: Chris Norman, (520) 884-3649

UNS ENERGY TO RELEASE 2013 FINANCIAL RESULTS

Tucson, Ariz. - UNS Energy Corporation (NYSE: UNS) plans to release its 2013 financial results on Tuesday, February 25, 2014, before the market opens.

Due to the pending merger with Fortis Inc., UNS Energy is withdrawing the 2014 earnings guidance and assumptions initially announced on November 6, 2013. The company will not host a conference call or webcast to discuss 2013 financial results and the outlook for 2014.

About UNS Energy

UNS Energy is a Tucson, Arizona-based company with consolidated assets of approximately $4 billion. UNS Energy's primary subsidiaries include Tucson Electric Power (TEP), which serves approximately 413,000 customers in southern Arizona; and UniSource Energy Services (UES), which provides natural gas and electric service for approximately 242,000 customers in northern and southern Arizona. UNS Energy shares are listed on the New York Stock Exchange and trade under the symbol UNS. To learn more, visit uns.com.

Forward-Looking Statements

Statements included in this news release and any documents incorporated by reference which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Exchange Act. Forward-looking statements may be identified by words including “anticipates,” “intends,” “estimates,” “believes,” “projects,” “expects,” “plans,” “assumes,” “seeks,” and similar expressions. Forward-looking statements including, without limitation, those relating to UNS Energy Corporation’s and its subsidiaries’ future business prospects, revenues, proceeds, working capital, investment valuations, liquidity, income, and margins, as well as the timing and consequences of the Fortis acquisition, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors, including those identified from time-to-time in the forward-looking statements. Those factors include, but are not limited to: the possibility that various conditions precedent to the consummation of the Fortis transaction will not be satisfied or waived; the ability to obtain shareholder and regulatory approvals of the Fortis transaction on the timing and terms thereof; state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of our pension and other retiree benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; cyber attacks or challenges to our information security; and the performance of TEP's generating plants; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. UNS Energy Corporation and its subsidiaries undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.

Additional Information about the Acquisition and Where to Find It

In connection with the proposed acquisition, UNS Energy Corporation has filed a proxy statement with the SEC. Investors and security holders of UNS Energy Corporation are urged to read the proxy statement and other relevant materials filed with the SEC because it contains important information about the proposed acquisition and related matters. The final proxy statement was mailed to UNS Energy Corporation stockholders on or about February 21, 2014. Investors and stockholders may obtain a free copy of the proxy statement, and other documents filed by UNS Energy Corporation, at the SEC's website, www.sec.gov. These documents can also be obtained by investors and stockholders free of charge from UNS Energy Corporation by directing a request to Library and Resource Center, UNS Energy Corporation, 88 E. Broadway Boulevard, Mail Stop HQW302, Tucson, Arizona 85701.